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                                                                    EXHIBIT 10.6


September 25, 2000

Mark Benadiba
25 Parkwood Avenue
Toronto, Ontario
M4V 2W9

Dear Mark:

RE:  EMPLOYMENT AND RELATED ARRANGEMENTS

This letter confirms our agreement concerning certain amendments to your agreement dated October 7, 1997 (the "Original Agreement"), as modified by a letter dated December 19, 1997, as further modified by an agreement dated May 1, 1998 further modified by an agreement dated September 14, 1998, and as further modified by a letter agreement of June 25, 1999 (collectively, the "Employment Agreement").

The Employment Agreement is hereby amended as follows:

1. Section 5(a) of the Original Agreement is amended by changing the reference to "two years" in the first line to "four years"; and

2. Section 5(b) of the Original Agreement is amended by changing the reference to "two years" in the first line to "four years".

In all other respects, the terms and conditions of the Employment Agreement shall remain in full force and effect, unamended.

If I have accurately stated the terms of our agreement, please sign and return the enclosed duplicate original of this letter.

Yours truly,
COTT CORPORATION

/s/ Colin Walker

Colin Walker
Senior Vice-President, Human Resources


ACCEPTED AND AGREED TO THIS 12th DAY OF OCTOBER, 2000.

/s/ Mark Benadiba
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MARK BENADIBA